UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 31, 2011

Date of Report (Date of earliest event reported)

PENDRELL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33008	98-0221142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2300 Carillon Point Kirkland, Washington		98033
(Address of Principal Executive Offices)		(Zip Code)

(425) 278-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 31, 2011, Pendrell Corporation, a Delaware corporation (the “Company”) filed a Form 8-K (the “Original 8-K”) to report that its wholly-owned subsidiary, Pendrell Technologies LLC (“PTL”), completed the acquisition of 90.1% of the outstanding capital stock of ContentGuard Holdings, Inc. (“ContentGuard”) from Microsoft Corporation, a Washington corporation (“Microsoft”), Technicolor USA, Inc., a Delaware corporation (“Technicolor”), and Time Warner ContentGuard Holdings, Inc., a Delaware corporation (“Time Warner,” and collectively with Microsoft and Technicolor, the “Sellers”). Immediately after closing of PTL’s purchase of the stock, all shares of ContentGuard stock were reclassified to common stock, leaving ContentGuard with a single class of outstanding capital stock (common), held 90.1% by PTL and 9.9% by Time Warner.

The purpose of this amendment to the Original 8-K is to provide the audited financial statements of ContentGuard required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which information was excluded from the Original 8-K, in reliance upon Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of ContentGuard as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 and accompanying notes are included as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of ContentGuard as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and 2010 and accompanying notes are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.3 hereto and are incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2011

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2011 and the year ended December 31, 2010

(iii)	Notes to the Unaudited Pro Forma Condensed Combine Financial Statements

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors *

99.1	Audited consolidated financial statements of ContentGuard as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 and accompanying notes thereto. *

99.2	Unaudited condensed consolidated financial statements of ContentGuard as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010 and accompanying notes thereto. *

99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2011 and for the nine months and year ended September 30, 2011 and December 31, 2010, respectively, and accompanying notes thereto. *

* - Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDRELL CORPORATION (Registrant)

January 4, 2012	By:	/s/ Timothy M. Dozois
Timothy M. Dozois
Corporate Counsel and Secretary